UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 21, 2004


                       CCC INFORMATION SERVICES GROUP INC.

             (Exact name of registrant as specified in its chapter)

           Delaware                    000  -  28600             54-1242469

(State or other jurisdiction      (Commission File Number)     (IRS Employer
    of  incorporation)                                       Identification No.)


                           World Trade Center Chicago
                              444 Merchandise Mart
                             Chicago, Illinois 60654

                    (Address of Principal Executive Offices)

                        ---------------------------------

                                  312-222-4636

              (Registrant's telephone number, including area code)

                        ---------------------------------

ITEM 5. OTHER EVENTS
--------------------

On April 21, 2004, CCC Information Services Group Inc. issued a press release to report its financial results for the fiscal quarter ended March 31, 2004. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
-----------------------------------------

(a)     Financial Statements of Business Acquired

        Not Applicable.

(b)     Pro Forma Financial Information

        Not Applicable.

(c)     Exhibits

        99.1   Press Release issued April 21, 2004.


                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 21, 2004                       CCC INFORMATION SERVICES GROUP INC.



                                             By:/s/ GITHESH RAMAMURTHY
                                                -----------------------
                                                Githesh Ramamurthy
                                                Chief Executive Officer




                                  EXHIBIT INDEX
                                  -------------

EXHIBIT  NUMBER          DESCRIPTION
---------------          -----------

99.1                     Press Release issued April 21, 2004.